SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Mediware Information Systems, Inc.
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MEDIWARE INFORMATION SYSTEMS, INC.
11711 West 79th Street
Lenexa, KS  66214
(913) 307-1000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 1, 2011

TO THE SHAREHOLDERS OF MEDIWARE INFORMATION SYSTEMS, INC.:

Notice is hereby given that the Annual Meeting (the “Annual Meeting”) of the Shareholders of Mediware Information Systems, Inc. (“Mediware”) will be held on December 1, 2011, at 111 East 48th Street, New York, NY 10017 (InterContinental New York Barclay Hotel), 10:00 A.M., New York City time, and at any adjournments or postponements thereof, for the following purposes:

1.	To elect three Class II directors to hold office for a three-year term;

2.	To consider and vote upon the adoption of the 2011 Equity Incentive Plan;

3.	To consider and vote upon the ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of Mediware for the fiscal year ended June 30, 2012; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on October 14, 2011 as the record date for the Annual Meeting.  Only holders of Mediware’s common stock of record at that time are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

The enclosed proxy is solicited by the Board of Directors of Mediware.  Further information regarding the matters to be acted upon during the Annual Meeting is contained in the attached Proxy Statement.

MANAGEMENT HOPES THAT YOU WILL ATTEND THE ANNUAL MEETING IN PERSON.  IN ANY EVENT, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE RETURN POSTAGE-PAID ENVELOPE TO ASSURE THAT YOU ARE REPRESENTED AT THE ANNUAL MEETING.  SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING IN PERSON MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE RETURNED THE PROXY CARD.

By Order of the Board of Directors Lawrence Auriana Chairman of the Board of Directors October 21, 2011

MEDIWARE INFORMATION SYSTEMS, INC.
11711 West 79th Street
Lenexa, KS  66214

PROXY STATEMENT

October 21, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mediware Information Systems, Inc. (“Mediware” or the “Company”) to be voted at the Annual Meeting of Shareholders of Mediware (the “Annual Meeting”) to be held on December 1, 2011, at 111 East 48th Street, New York, NY 10017 (InterContinental New York Barclay Hotel), 10:00 A.M., New York City time, and any postponement or adjournment thereof.  This Proxy Statement, the foregoing notice and the enclosed proxy card are first being sent to Mediware’s shareholders on or about October 21, 2011.

Proxies are being solicited by the Board of Directors of Mediware with respect to the election of three Class II directors (“Proposal One”), adoption of the 2011 Equity Incentive Plan (“Proposal Two”) and ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of Mediware for the fiscal year ended June 30, 2012 (“Proposal Three”).

Please complete, sign, date and return the enclosed proxy card.  The proxies solicited hereby may be revoked at any time by executing and delivering a proxy of a later date, by delivering written notice of revocation to Robert C. Weber, Secretary, Mediware Information Systems, Inc., 11711 West 79th Street, Lenexa, KS 66214, or by attending the Annual Meeting and stating your intention to vote in person.  Properly executed, delivered and unrevoked proxies in the form enclosed will be voted at the Annual Meeting or any postponement or adjournment thereof in accordance with the directions thereon.  In the absence of such directions, all proxies received pursuant to this solicitation will be voted in favor of the election of the nominees named in Proposal One and in favor of Proposals Two and Three.

The only class of voting securities of Mediware is its common stock, par value $.10 per share (“Common Stock”), of which 8,147,565 shares were outstanding on October 14, 2011, each entitled to one vote.  Only shareholders of record at the close of business on October 14, 2011 (the “Record Date”) are entitled to vote at the Annual Meeting.

The holders of a majority of the issued and outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  The favorable vote of the holders of a plurality of the votes cast at the Annual Meeting by the holders of shares entitled to vote is required for the election of each director.  Therefore, the nominees for director who receive the most votes will be elected.  The favorable vote of the holders of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote is required for the adoption of the 2011 Equity Incentive Plan and for the ratification of the appointment of Mediware’s independent registered public accounting firm.

Brokers and other fiduciaries holding shares on behalf of their account holders generally may vote on routine matters, such as the ratification of an independent public accounting firm, but may not vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. The election of our directors and the adoption of the 2011 Equity Incentive Plan are considered non-routine matters. Therefore, if you do not provide directions to your broker as to how you want your shares voted, your broker is not permitted to vote on Proposals One or Two. If there is a non-routine matter presented to shareholders at the meeting and your broker or fiduciary does not receive instructions from you on how to vote on that matter, your broker or fiduciary will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter. This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters.

Abstentions will not constitute votes cast.  Any broker non-votes will have the effect of an abstention.

CORPORATE GOVERNANCE

Mediware is required to have a Board of Directors, a majority of whom are “independent” as defined by the listing standards of Nasdaq Stock Market (“Nasdaq”), and to disclose in the proxy statement for each Annual Meeting those directors that the Board of Directors has determined to be independent.  Based on such definition, the Board of Directors has determined that all directors are independent other than Mr. Auriana, Mediware’s largest shareholder and Chairman of the Board, Mr. T. Kelly Mann, Mediware’s President and Chief Executive Officer, and The Honorable Richard Greco.

Mediware has an ongoing commitment to good governance and business practices.  In furtherance of this commitment, it monitors developments in the area of corporate governance and reviews its policies and procedures in light of such developments.  Mediware complies with the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) and Nasdaq.  Mediware expects to continue to implement other, non-requisite corporate governance practices it believes are in the best interests of Mediware and its shareholders.

Leadership Structure

The Board of Directors has determined that, currently, the most effective leadership structure is to have a separate Chairman of the Board of Directors (the “Chairman”) and Chief Executive Officer as it enables us the best access to the judgments and experience of both individuals while providing a mechanism for the Board’s independent oversight of management.  As a result, the Chairman presides over the meetings of the Board of Directors and the shareholders, and the Chief Executive Officer is allowed more time to focus on the management of the Company’s business.  The Board of Directors has maintained the separation of these positions for more than a decade.  However, the Board of Directors believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and the Chief Executive Officer in any way that is in the best interests of the Company at the time.  The Board of Directors believes that the decision as to who should serve as Chairman and Chief Executive Officer, and whether the offices should be combined or separate, should be assessed periodically by the Board of Directors.  The Board of Directors should not be constrained by a rigid policy mandating that such positions be separate or combined.

Code of Ethics

Mediware has adopted a Code of Conduct and Ethics that applies to all of its directors, officers (including its Chief Executive Officer, Chief Financial Officer, Controller and any person performing similar functions) and employees.  This Code of Conduct and Ethics is available at the investor relations page of Mediware’s website at www.mediware.com.  Mediware intends to reflect any amendments to this Code of Conduct and Ethics or waivers of this Code of Conduct and Ethics concerning its principal officers at such page of the website.

The Audit Committee has established procedures for the receipt and handling of complaints received by Mediware regarding accounting, internal accounting controls or auditing matters, and to allow for the confidential submission by employees of concerns regarding auditing or accounting matters.

Risk Oversight

Risk is an important part of the deliberations of the Board of Directors and its committees throughout the year.  The Audit Committee of the Board of Directors receives quarterly reports from management regarding specific risks that management identifies as important for the Board of Directors’ review and input.  Based on the information provided, the Audit Committee reports to the Board of Directors about its deliberations and findings.  As a consequence of this process, the Board of Directors is well positioned to oversee and help formulate Mediware’s strategic plan, while taking into account the Company’s risk profile.  The Board does not believe that its risk oversight is affected by whether the Chairman and Chief Executive Officer positions are separate or combined.

Nomination of Directors

Mediware does not have a standing nominating committee or a formal nominating committee charter.  Currently, the independent members of the Board, rather than a nominating committee, approve or recommend to the full Board those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it allows each independent board member input into the nomination process, and does not unnecessarily restrict the input that might be provided from an independent director who could be excluded from a committee.  As indicated above, five of the eight directors are currently independent.  Furthermore, the Board has adopted by resolution a director nomination policy.  The purpose of the policy is to describe the process by which candidates for inclusion in Mediware’s recommended slate of director nominees are selected.  The director nomination policy is administered by the Board.  Many of the benefits that would otherwise come from a written committee charter are provided by this policy.

Under this policy, absent special circumstances, a change in the criteria for Board membership or an affirmative determination by the Board for some other reason that an individual should not be renominated, the incumbent directors who continue to be qualified for Board service and are willing to continue as directors will be renominated. If the Board thinks it is in the best interest of Mediware to nominate a new individual for director in connection with an Annual Meeting of Shareholders or to fill a vacancy, the Board will seek potential candidates for Board appointments who meet criteria for selection as a nominee and have the specific qualities or skills being sought.  Director candidates will be selected based on input from members of the Board, senior management of Mediware and, if deemed appropriate, a third-party search firm.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to Mediware and its shareholders.  Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting Mediware; and ability and willingness to contribute special competencies to Board activities.  The independent members of the Board also consider whether members and potential members are independent under the Nasdaq listing standards and SEC rules.  In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Mediware matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; and diversity of viewpoints, background and experiences.  Mediware does not currently have a formal policy relating to gender or racial diversity on the Board of Directors.

The Board of Directors intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as Mediware’s needs and circumstances evolve, and as applicable legal or listing standards change.  The Board, in its sole discretion, may amend the director nomination policy at any time.

The Board will consider director candidates recommended by shareholders and will evaluate such director candidates on the basis of the director nomination policy described above. Recommendations must be in writing and mailed to Mediware Information Systems, Inc., 11711 West 79th Street, Lenexa, KS 66214, Attention:  Robert Weber, Secretary, and include the information required under Mediware’s By-Laws relating to share ownership of the shareholder nominor, the qualifications of the director nominee and related matters. Recommendations must also include the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

In addition, in order for a shareholder to nominate a candidate for election as a director at an Annual Meeting of Shareholders of Mediware, notice must be given in accordance with the By-Laws of the Company to the Secretary of the Company, which generally require that notice be delivered not more than 150 days nor less than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. The fact that the Company may not insist upon compliance with the requirements contained in its By-Laws should not be construed as a waiver by the Company of its right to do so at any time in the future.

Communications with Directors

Shareholders and other interested parties may communicate directly with the Board of Directors, with the independent directors or with a specific Board member, by writing to the Board (or the independent directors or a specific Board member) and delivering the communication in person or by mail to: Mediware Information Systems, Inc., Board of Directors, Privileged & Confidential, c/o Robert Weber, Secretary, Mediware Information Systems, Inc., 11711 West 79th Street, Lenexa, KS 66214.  The current independent directors are: Messrs. Clark, Coelho, Gorman, Nordlicht and Sanville.  Correspondence addressed to the independent directors as a group, or to a specific Board member, will be forwarded to them as soon as practicable.  From time to time, the Board of Directors may change the process by which shareholders may communicate confidential information with the Board of Directors or its members.  Any changes in this process will be posted on Mediware’s website or otherwise publicly disclosed.

Board Attendance at Annual Meeting of Shareholders

Mediware does not currently have a formal policy regarding director attendance at the Annual Meeting of Shareholders.  It is, however, expected that the directors will be in attendance.  Six directors attended Mediware’s Annual Meeting of Shareholders held on December 2, 2010.

BOARD MEETINGS AND COMMITTEES

The Board of Directors met seven times during the fiscal year ended June 30, 2011.  All of the directors attended, during their terms of service, in the aggregate at least seventy-five percent of all of the meetings of the Board of Directors and all of the meetings of the Committees on which they served.

In compliance with requirements of the Nasdaq listing standards, the independent directors of the Board of Directors met four times in executive session during the fiscal year ending June 30, 2011.

Mediware has a separately-designated standing audit committee.  The members of the Audit Committee were Messrs. Clark and Sanville and Dr. Gorman for fiscal year 2011.  The Board of Directors has determined that each member of the Audit Committee is “independent” not only under the Nasdaq listing standards but also under SEC rules.  Furthermore, the Board of Directors has determined that all members of the Audit Committee are financially literate and independent under the applicable SEC and Nasdaq listing standards and that Mr. Sanville is an “audit committee financial expert” as defined in the SEC rules.  The Audit Committee met five times during the fiscal year ended June 30, 2011.

The Audit Committee’s duties and responsibilities are fully described in a written charter. The Audit Committee charter was adopted by the Board of Directors and reflects standards set forth in SEC regulations and the Nasdaq listing standards as well as the relevant provisions of the Sarbanes-Oxley Act of 2002.  This charter has been assessed by the Audit Committee within the last year and deemed adequate. The Audit Committee charter is accessible at the investor relations pages of the Company’s website at www.mediware.com. In accordance with its written charter, the Audit Committee fulfills its responsibility to monitor the integrity of the accounting, auditing and financial reporting practices of Mediware.  Typically, for each fiscal year, the Audit Committee selects the independent registered public accounting firm to audit the financial statements of Mediware and its subsidiaries and such selection is subsequently presented to Mediware’s shareholders for ratification.

The Compensation Committee determines the compensation of senior executives of Mediware, including the Chief Executive Officer, and administers Mediware’s policies and plans governing annual and long-term compensation.  The members of the Compensation Committee were Messrs. Clark, Sanville and Coelho for fiscal year 2011.  The Compensation Committee met six times during the fiscal year ended June 30, 2011.  The Compensation Committee charter is accessible at the investor relations pages of the Company’s website at www.mediware.com.

The members of the Executive Committee were Messrs. Auriana, Coelho and Nordlicht for fiscal year 2011.  The Board of Directors has delegated to the Executive Committee all authority not specifically reserved to the full Board of Directors by statute.  The Executive Committee met seven times during the fiscal year ended June 30, 2011.

DIRECTOR COMPENSATION

Employee directors do not receive additional compensation for director services.  Each non-employee director received a $10,000 cash retainer for their services during fiscal year 2011 except that the Chairman of the Board of Directors received a $20,000 cash retainer.  In addition, each non-employee director was granted 918 shares of restricted stock, which had a $10,000 value on the date of grant.  These shares vested on June 30, 2011.  Each non-employee director also received $1,000 for each Board meeting attended.  The members of the Compensation Committee received a $7,500 cash retainer and $1,500 for each meeting attended and the Chairman of the Compensation Committee received a $10,000 cash retainer and $2,500 for each meeting attended.  The members of the Audit Committee received a $12,000 cash retainer and $1,500 for each meeting attended. The Chairman of the Audit Committee received a $20,000 cash retainer and $2,500 for each meeting attended.  The members of the Executive Committee received a $4,000 cash retainer and $1,500 for each meeting attended.  The Chairman of the Executive Committee received a $10,000 cash retainer and $2,500 for each meeting attended.  Additionally, Mediware pays meeting fees to committee members for meetings with management and other committee work sessions from time to time.  Mr. Auriana, the Chairman of the Board, waived his cash fees for meeting attendance during fiscal 2011.

The following table sets forth the compensation earned by non-employee directors during fiscal 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Total ($)

Lawrence Auriana(1)	24,000	10,000	(2)	34,000
Roger Clark(1)	50,500	10,000	(2)	60,500
Philip Coelho(1)	61,000	10,000	(2)	71,000
John Gorman(1)	34,000	10,000	(2)	44,000
Richard Greco(1)	16,000	10,000	(2)	26,000
Ira Nordlicht(1)	52,000	10,000	(2)	62,000
Robert Sanville(1)	71,000	10,000	(2)	81,000

(1)
As of June 30, 2011, the aggregate number of outstanding option awards held by each director was as follows: Mr. Auriana 45,000, Mr. Clark 17,000, Mr. Coelho 0, Dr. Gorman 17,000, Mr. Greco 0, Mr. Nordlicht 0, and Mr. Sanville 17,000.

(2)
These amounts reflect a single grant to such director with the reported grant date fair value calculated pursuant to Financial Accounting Standards Board (“FASB”) ASC 718 that was made January 1, 2011 and vested June 30, 2011.  Refer to the Notes to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for the relevant assumptions used to determine the valuation of our equity compensation awards.

EXECUTIVE OFFICERS

The executive officers of Mediware are as follows:

Lawrence Auriana, age 67, Chairman of the Board.  Mr. Auriana has been Chairman of the Board of Mediware since 1986 and a director since 1983.  He has been a Wall Street analyst, money manager and venture capitalist for over 20 years.  He is currently a director and Portfolio Co-Manager of Federated Kaufmann Fund.  He received a B.A. degree from Fordham University, studied at New York University Graduate School of Business, and is a senior member of The New York Society of Securities Analysts.  Mr. Auriana serves on the Executive Committee of the Board of Directors.

Thomas Kelly Mann, age 52, Chief Executive Officer and President.  Mr. Mann joined the Company in September 2007.  He has over 27 years of healthcare, technology and management experience.  Prior to joining Mediware, from March 2007 to September 2007, Mr. Mann served as the Senior Vice President of Marketing for 3M Corporation’s Health Information Systems, Inc. Prior to that time, Mr. Mann served as the Division’s National Sales and Marketing Director from 2003 to 2007 and from 2001 to 2003, he was the Division’s Six Sigma Master Black Belt.

Michael Martens, age 44, Chief Financial Officer.  Mr. Martens joined the Company in February 2010. Prior to joining the Company, Mr. Martens was employed by Euronet Worldwide, Inc. (“Euronet”) since June 2004 where he held a variety of different roles including Chief Financial Officer of the company’s money transfer division from September 2009.  Mr. Martens served as Euronet’s Corporate Treasurer from March 2006 to August 2009, and Corporate Controller from June 2004 to March 2006.  Mr. Martens’s prior experience also includes financial positions at Cerner Corporation and Sprint Corporation as well as three years of public accounting experience at Price Waterhouse during which time he was a licensed Certified Public Accountant.  Mr. Martens earned his Bachelor’s degree in Accounting from the University of Iowa.

Robert C. Weber, age 40, Senior Vice President, Chief Legal Officer, General Counsel and Secretary.  Mr. Weber joined Mediware in January 2004.  Prior to joining Mediware, he was corporate counsel of Epic Systems, a private medical records software company.  Mr. Weber also served with domestic and international law firms, most recently in the Chicago office of Skadden, Arps, Slate, Meagher & Flom and Jenner & Block where he specialized in asset and stock sale agreements and private equity investments.  He earned his B.A. degree with distinction at the University of Wisconsin and a J.D. degree at the University of Wisconsin School of Law, where he graduated Cum Laude.

John Damgaard, age 42, Senior Vice President and Chief Operating Officer.  On June 29, 2007, Mr. Damgaard became the Chief Operating Officer of Mediware. Prior to that time, Mr. Damgaard served as Vice President and General Manager of Mediware’s Blood Management Division since March 26, 2006 after having joined Mediware on March 3, 2003 to serve as chief operating officer of the Company’s Blood Management Division.  From 1997 to 2003, Mr. Damgaard served as Vice President of Operations and Principal with CGN and Associates, Inc. (“CGN”), a professional services firm providing business performance improvement services to large healthcare, financial services, and manufacturing clients.  Prior to CGN, Mr. Damgaard held various management and technical positions within Maytag Corporation and IBM.  Mr. Damgaard earned an MBA with distinction from Bradley University as well as a Bachelor of Arts in Mathematics and Computer Science from the University of Northern Iowa, as a Presidential Scholar.

Robert Tysall-Blay, age 54, Chief Executive of JAC Computer Services Ltd. Mr. Blay joined Mediware in June 2003.  Mr. Blay has extensive experience in the healthcare field, including 10 years in medical lab science within the UK’s National Health Service, and more than 20 years in sales and marketing of healthcare IT systems.  In 1993, Mr. Blay joined Misys Healthcare Systems International (formerly Sunquest Information Systems) where he worked in positions of increasing responsibility until May 2003. Mr. Blay served as the sales and marketing manager during 2002 and as the UK managing director in 2003.  Working primarily for US-based companies, he gained healthcare experience in seven countries including the US, UK, Germany, France, Denmark and the Middle East.  His healthcare IT experience includes the areas of lab, radiology, PACS, pharmacy, decision support and electronic patient record systems.

Alan Wittmer, age 53, Senior Vice President.  Mr. Wittmer joined Mediware in September 2009.  Mr. Wittmer has more than 20 years of experience in various healthcare information technology companies, including serving as the Vice President of Business Development for 3M Corporation’s Health Information Systems division from 2002 until August 2009. In addition to more than a decade at 3M, Mr. Wittmer was one of two executives who launched PACE Health Management Systems where he led the development of an advanced bedside charting system for acute care hospitals. Prior to his employment at PACE Mr. Wittmer worked for Motorola, AT&T and Digital Equipment Corporation in various sales and marketing roles.  Mr. Wittmer received his B.A. in Agricultural Business Administration from the University of Minnesota.

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or equity awarded by Mediware to our Chief Executive Officer and the two other most highly compensated executive officers for the fiscal years ended June 30, 2011 and 2010.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation($)	Total ($)

T. Kelly Mann	2011	396,000	--	396,625	391,429	282,368	5,458(3)	1,471,880
President and Chief	2010	360,000	--	--	--	191,566	5,292(3)	556,858
Executive Officer

John Damgaard	2011	240,808	--	144,628	--	129,644	5,241(4)	520,321
Senior Vice President and	2010	226,154	--	122,213	88,825	119,325	5,121(4)	561,638
Chief Operating Officer

Robert C. Weber	2011	235,200	--	113,676	--	129,007	8,643(6)	486,526
Senior Vice President,	2010	213,877	10,000 (5)	79,150	104,205	114,940	8,068(6)	530,240
Chief Legal Officer,
General Counsel and Secretary

(1)
Stock and option award amounts equal the grant date fair value pursuant to ASC 718 for the applicable grants in the fiscal years indicated.  Refer to the Notes to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for the relevant assumptions used to determine the valuation of our equity compensation awards.

(2)
All reflected stock award grants have vesting which is subject to market or performance conditions.  Reported amounts are grant date fair values based upon outcomes considered probable and excluding the effect of estimated forfeitures.  Pursuant to ASC 718, awards made with market or performance conditions are deemed granted in the year to which the performance conditions relate.  Assuming achievement of the highest level of performance conditions, the stock awards deemed granted in fiscal 2011 would have had an aggregate grant date fair value of $461,343 in the case of awards granted to Mr. Mann, $144,628 in the case of Mr. Damgaard, and $113,676 in the case of Mr. Weber, and the stock awards deemed granted in fiscal 2010 would have had an aggregate grant date fair value of $122,213 and $79,150, respectively, in the case of awards granted to Mr. Damgaard and Mr. Weber.

(3)	Mr. Mann received contributions to Mediware’s 401(k) plan of $5,260 and $5,094 and company-paid life insurance premiums of $198 and $198 during fiscal 2011 and 2010, respectively.

(4)	Mr. Damgaard received contributions to Mediware’s 401(k) plan of $5,043, and $4,923, and company-paid life insurance premiums of $198 and $198 during fiscal 2011 and 2010, respectively.

(5)	Mr. Weber was awarded a special “spot bonus” for achievements relating to the completion of certain acquisitions during fiscal 2010.

(6)	Mr. Weber received contributions to Mediware’s 401(k) plan of $4,704 and $4,278, and company-paid life and disability insurance premiums of $3,939 and $3,790 during fiscal 2011 and 2010, respectively.

Named Executive Officer Compensation Arrangements for Fiscal Years 2011 and 2010

During our fiscal year ended June 30, 2010, we entered into new employment agreements with our named executive officers and agreed to grant them certain options that vest upon their continued employment in subsequent fiscal years and restricted shares, that we refer to as “performance shares,” with potential vesting over the three subsequent fiscal years.  The base salaries, bonus eligibility and equity awards of our named executive officers are articulated in their employment agreements.  However, our Compensation Committee retains the discretion to set performance targets for payments of annual bonuses as well as for the performance-based vesting of the performance shares.

Mr. Mann’s latest employment agreement became effective at the beginning of fiscal year 2011 in order to succeed his expiring initial employment agreement.  Mr. Mann’s current employment agreement provides for an annual base salary of $396,000 (subject to annual review) and a bonus of up to 65% of his then-current base salary.  Mr. Mann was awarded for fiscal year 2011 a bonus of $282,368.  For fiscal 2010, Mr. Mann’s compensation was governed by the employment agreement that he entered into upon his appointment as our President and Chief Executive Officer.  Under this agreement, Mr. Mann earned an annual base salary of $360,000 during fiscal 2010 and was awarded a cash bonus of $191,566.

Mr. Mann has agreed in his employment agreement to a twelve month post-termination covenant not-to-compete, as well as other customary covenants concerning non-solicitation and non-disclosure of confidential information of Mediware. As contemplated by his current employment agreement, on July 1, 2010, Mr. Mann was granted 100,000 non-qualified stock options, with an exercise price equal to fair market value on the date of grant, which vest in equal installments on the first four anniversaries of July 1, 2010, or immediately upon the acquisition of Mediware.  Mr. Mann was also granted 150,000 performance shares.  Mr. Mann was not granted any equity compensation during fiscal year 2010.

Mr. Damgaard’s latest employment agreement became effective June 1, 2010.  This employment agreement provides for an annual base salary of $240,750 (subject to annual review) and a bonus of up to 50% of the then-current base salary.  Mr. Damgaard was awarded for fiscal year 2011 a bonus of $129,644.  Until the effectiveness of his current employment agreement, Mr. Damgaard’s prior employment agreement governed his compensation for fiscal 2010.  This prior employment agreement provided for an annual base salary of $225,000 (subject to annual review) and a discretionary bonus of up to 50% of the then-current base salary.   Mr. Damgaard was awarded for fiscal year 2010 a bonus of $119,325.

Mr. Damgaard has agreed in his employment agreement to a one-year post-termination covenant not-to-compete as well as other customary covenants concerning non-solicitation and non-disclosure of confidential information of the Company.

As contemplated by his current employment agreement, on June 1, 2010, Mr. Damgaard received 45,000 performance shares and 25,000 non-qualified stock options which vest in equal installments on the first three anniversaries of the date of grant.  Mr. Damgaard was not granted any equity compensation during fiscal year 2011.

Mr. Weber’s latest employment agreement with the Company became effective May 1, 2011.   This agreement provides for an annual base salary of $235,200 (subject to annual review) and a bonus of up to 50% of his then-current base salary.  Mr. Weber was awarded for fiscal year 2011 a bonus of $129,007.  Under his prior employment agreement, for fiscal year 2010, Mr. Weber received a base salary of $213,877 and a discretionary bonus of up to 50% of the then-current base salary.  Mr. Weber was awarded an annual bonus of $114,940 and a spot bonus of $10,000 for achievements relating to the completion of certain acquisitions during fiscal year 2010.

Mr. Weber has agreed to a one-year post-termination covenant not-to-compete as well as other customary covenants concerning non-solicitation and non-disclosure of confidential information of the Company.

As contemplated by his current employment agreement, on May 1, 2010, Mr. Weber received 30,000 performance shares and 30,000 non-qualified stock options which vest in equal installments on the first four anniversaries of the date of grant.  Mr. Weber was not granted any equity compensation during fiscal year 2011.

The bonuses paid to Mr. Mann, Mr. Damgaard and Mr. Weber for fiscal years 2011 and 2010 were greater than their respective contractual amounts because the Company's performance in each of those years far exceeded the goals set by the Compensation Committee.  Under each employment agreement, Mr. Mann, Mr. Damgaard and Mr. Weber are entitled to participate in or receive benefits under any and all plans and programs made available to executive employees of the Company generally.

The performance share awards granted to Mr. Mann, Mr. Damgaard and Mr. Weber have comparable features.  One-ninth of the performance shares were to vest or would vest on each of June 30, 2011, June 30, 2012 and June 30, 2013, respectively, if the price of Mediware’s Common Stock increased ten percent (10%) from the prior fiscal year.  All of these shares scheduled to vest on June 30, 2011 vested, as the price of Mediware’s Common Stock, calculated for fiscal 2011 as set forth in the employment agreements for these officers, increased 28% over the price of Mediware’s Common Stock calculated for fiscal 2010.  The remaining two-thirds of the performance shares were to vest or would vest upon the filing of the Mediware’s Annual Report on Form 10-K for fiscal years 2011, 2012 and 2013, in increments of two-ninths of the total number of restricted shares, if the performance metrics set by the Compensation Committee (together with our Chief Executive Officer, in the case of Messrs. Damgaard and Weber’s shares) are achieved. All unvested shares are forfeited upon termination of the named executive officer's employment or if the shares do not vest in accordance with the applicable performance metrics.  All of the performance shares scheduled to vest upon the filing of Mediware’s Annual Report on Form 10-K for fiscal year 2011 vested, as it was determined that the performance metrics had been achieved.  For fiscal 2011, the performance targets were earnings per share target of $.47, a free cash flow (excluding acquisitions) target of $4.6 million and a total revenue target of $54.5 million.  Each target was exceeded and all of the applicable performance shares vested.

In fiscal year 2010, additional restricted shares previously awarded to Messrs. Mann, Damgaard and Weber vested upon the achievement of specified performance metrics and their continued employment in fiscal year 2010.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information as of June 30, 2011 regarding outstanding awards that have been granted but have not been exercised, in the case of options, or have not vested, in the case of restricted stock by the named executive officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(1)

Kelly T. Mann	75,000	25,000	6.85	9/4/2012 (2)	--		--
	--	100,000	9.11	7/1/2015 (3)	--		--
					137,500	(4)	1,519,375
John Damgaard	30,000	--	7.18	6/29/2017	--		--
	718	6,250	6.51	2/13/2013 (5)	--		--
	6,250	18,750	9.24	6/1/2015 (6)	--		--
					41,250	(4)	455,813
Robert C. Weber	30,000	--	13.73	1/26/2014	--		--
	10,000	--	8.08	11/3/2011	--		--
	22,500	7,500	6.88	1/31/2013 (7)	--		--
	7,500	22,500	8.94	5/1/2015 (8)	--		--
					27,500	(4)	303,875

(1)
The dollar amounts shown in this column are approximately equal to the product of the number of unvested restricted shares reported in the preceding column multiplied by $11.05, the closing price of Mediware’s Common Stock as reported by Nasdaq on June 30, 2011, the last trading day of the fiscal year.  This valuation does not take into account any diminution in value that results from the restrictions applicable to these shares.

(2)	Options vest in four equal annual installments beginning on September 4, 2008.

(3)	Options vest in four equal annual installments beginning on July 1, 2011.

(4)
Restricted stock vests in part at year-end fiscal 2012 and 2013 if target stock price increases are achieved on such dates and in part upon filing of the Annual Report on Form 10-K for fiscal 2011, 2012 and 2013 upon the achievement of certain performance criteria.  With respect to Mr. Mann, included are 37,500 shares of restricted stock that vested upon the filing of the Annual Report on Form 10-K for fiscal 2011 upon the achievement of certain performance criteria.  With respect to Mr. Damgaard, included are 11,250 shares of restricted stock that vested upon the filing of the Annual Report on Form 10-K for fiscal 2011 upon the achievement of certain performance criteria.  With respect to Mr. Weber, included are 7,500 shares of restricted stock that vested upon the filing of the Annual Report on Form 10-K for fiscal 2011 upon the achievement of certain performance criteria.

(5)	Options vest in four equal installments annually beginning February 13, 2009.

(6)	Options vest in four equal installments annually beginning June 1, 2011.

(7)	Options vest in four equal annual installments beginning on January 31, 2009.

(8)	Options vest in four equal installments annually beginning May 1, 2011.

Potential Payments Upon Termination or Change in Control as of June 30, 2011

The following table sets forth information concerning potential payments and benefits under our compensation programs and benefit plans to which the named executive officers would be entitled upon a termination of employment as of June 30, 2011, which is the last day of fiscal year 2011.  Each of the named executive officers’ employment agreements provides for payments and benefits to a terminating executive officer in certain circumstances or following an involuntary termination in connection with a change of control of Mediware.  Additionally if Mediware experiences a change in control, some of the named executive officers’ equity grants may terminate and the officers will instead receive a cash payment.  Except for the payments and benefits provided by the employment agreements and under the equity awards, all other payments and benefits provided to any named executive officer upon termination of his employment are the same as the payments and benefits provided to other eligible executives of Mediware.

Summary of Termination Benefits

Name	Event	Cash Severance Payment ($) (1)	Continuation of Health Insurance ($) (2)	Acceleration of Equity Awards ($)	Total ($)

T. Kelly Mann
	Involuntary termination without cause	396,000	17,673	--	413,673
	Voluntary termination for good reason	396,000	17,673	--	413,673
	Change in Control	--	--	(3)	(3)
	Involuntary termination after change of control	396,000	17,673	--	413,673

John Damgaard	Involuntary termination without cause	120,404	8,837	--	129,241
	Change in Control	--	--	(3)	(3)
	Involuntary termination after change of control	120,404	8,837	--	129,241

Robert C. Weber
	Involuntary termination without cause	117,600	8,837	--	126,437
	Change in Control	--	--	(3)	(3)
	Involuntary termination after change of control	117,600	8,837	--	126,437

(1)
Each named executive officer is entitled to receive a cash severance payment equal to the amount of base salary that the executive would have received during a specified period after the date of termination, calculated based on the highest rate of salary in effect during the executive’s employment and paid on a monthly basis.  For the scenarios set forth in this table, the specified period for Mr. Mann is twelve months, and the specified period for each of Mr. Damgaard and Weber is six months, except that in each case the specified period will terminate early if the officer becomes employed by a successor employer.

(2)
In certain of the stated scenarios, the named executive officers are entitled to have Mediware continue to pay for their health insurance coverage for a specified period after the officer’s termination of employment.  Each specified period is of the same duration as the specified periods described in Footnote 1, and will likewise terminate early if the officer becomes employed by a successor employer.

(3)
Upon a change in control of Mediware, any unvested performance shares held by each named executive officer shall terminate and the officer shall be paid, with respect to each performance share, a cash amount per share equal to two times the difference between the price per share paid by the acquirer and the fair market value of such performance share on the date of grant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto filed with the Securities and Exchange Commission during, or with respect to, Mediware’s fiscal year ending June 30, 2011, each person that was at any time during fiscal year 2011 an officer, director or ten percent shareholder of Mediware timely filed reports on Form 3, 4 and 5 except as follows:  Constellation Software Inc. had one late report and four transactions that were not reported on a timely basis during fiscal year 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Mediware’s Common Stock as of September 30, 2011 by (i) each person who is known by Mediware to beneficially own more than 5% of Mediware’s Common Stock, (ii) each of the individuals named in the “Summary Compensation Table,” (iii) each current director and the director nominees of Mediware, and (iv) all directors and executive officers as a group.

	Amount of Common Stock Beneficially Owned
	Number	Percentage
	of Shares(1)	Ownership(1)

Wellington Management Co. (2)	569,171	7.0%

Constellation Software Inc. (3)	1,692,202	20.8%

Lawrence Auriana(4)	2,469,440	30.2%
Roger Clark(5)	28,613	*
Phil Coelho(6)	7,609	*
John Gorman(7)	75,851	*
Richard Greco(8)	10,720	*
Ira Nordlicht(9)	22,115	*
Robert Sanville(10)	25,882	*
T. Kelly Mann(11)	359,028	4.3%
John Damgaard(12)	122,110	1.5%
Rob Weber(13)	115,419	1.4%

All directors and executive officers as a group(14)	3,288,037	37.9%

*      less than 1%

(1)
Based on the number of shares beneficially owned at September 30, 2011, as determined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended, including, for each person or group, shares for which beneficial ownership may be acquired by the shareholder(s) upon exercise of options that are currently exercisable or become exercisable within 60 days of September 30, 2011.

(2)
The address for this entity is 75 State Street, Boston MA  02109.  Voting and investment control over the shares reportedly owned is shared with Wellington Trust Company, NA, the investment advisor of Wellington Management Company, LLP.  The foregoing information is based solely upon Schedules 13G/A filed on February 14, 2011.

(3)
The address for this entity is 20 Adelaide Street East, Suite 1200, Toronto, Ontario M5C 2T6.  Includes securities beneficially owned by Mark Leonard. The foregoing information is based solely upon disclosures contained in a Schedule 13D/A filed September 19, 2011.

(4)
Includes options for 45,000 shares which are currently exercisable or become exercisable within 60 days after September 30, 2011. The shares of Common Stock owned by Mr. Auriana are held in a discretionary account at Wall Street Access, Inc.  Mr. Auriana retains sole voting power over all such shares but has no investment power, including the power to dispose, or to direct the disposition of, any such shares. The foregoing information is based in part upon disclosures contained in a Schedule 13D/A filed June 23, 2011, which states that Mr. Auriana is the beneficial owner of 2,469,440 shares of Common Stock.  The address for Mr. Auriana is 145 East 45th Street, 43rd Floor, New York, NY 10012.

(5)
Includes options for 17,000 shares which are currently exercisable or become exercisable within 60 days after September 30, 2011.  The address for Mr. Clark is 330 Elm Street, Unit 1, New Canaan, CT 06840.

(6)	The address for Mr. Coelho is c/o PHS Medical Inc., 1550 12th Avenue, Sacramento, CA 95818.

(7)	Includes options for 17,000 shares which are currently exercisable or become exercisable within 60 days after September 30, 2011. The address for Dr. Gorman is 145 4th Street, Del Mar, CA 92014.

(8)	The address for Mr. Greco is 488 Madison Avenue, 8th Floor, New York, NY 10022.

(9)	The address for Mr. Nordlicht is 800 Westchester Avenue, Suite S606, Rye Brook, NY 10573.

(10)
Includes options for 17,000 shares which are currently exercisable or become exercisable within 60 days after September 30, 2011.  The address for Mr. Sanville is 1514 Old York Road, Abington, PA 19001.

(11)
Includes options for 125,000 shares which are currently exercisable or become exercisable within 60 days after September 30, 2011.  Additionally, includes 100,000 shares of restricted stock which will vest based upon Mr. Mann’s continued employment and achievement of certain market or performance requirements in fiscal 2012 and 2013.  The address for Mr. Mann is 11711 W. 79th Street, Lenexa, KS 66214.

(12)
Includes options for 36,968 shares which are currently exercisable or become exercisable within 60 days after September 30, 2011.  Additionally, includes 30,000 shares of which will vest based upon Mr. Damgaard’s continued employment and achievement of certain market or performance requirements in fiscal 2012 and 2013.  The address for Mr. Damgaard is 1900 Spring Rd., Suite 450, Oak Brook, IL 60523.

(13)
Includes options for 70,000 shares which are currently exercisable or become exercisable within 60 days after September 30, 2010.  Additionally, includes 20,000 shares of restricted stock that will vest based upon Mr. Weber’s continued employment and achievement of certain performance metrics in fiscal 2010 thru 2013.  The address for Mr. Weber is 1900 Spring Rd., Suite 450, Oak Brook, IL 60523.

(14)	Includes options for 379,218 shares which are currently exercisable or become exercisable within 60 days after September 30, 2011. This group is comprised of 13 persons.

PROPOSAL ONE

ELECTION OF DIRECTORS

Mediware’s Board of Directors is comprised of eight members.  The Board is divided into three classes, with one class standing for election each year for a three-year term.  Vacancies filled by the Board are subject to approval at the next annual meeting of shareholders even if the class so filled does not stand for election at the annual meeting.

At the Annual Meeting, three Class II directors are to be elected to hold office for a three-year term until the Annual Meeting following the 2014 fiscal year and until their successors have been elected and qualified.  Messrs. Coelho, Mann and Nordlicht are Class II directors whose term expires this year. Mr. Coelho is currently on the Compensation Committee of the Board of Directors of Mediware.  Mr. Coelho and Mr. Nordlicht currently serve on the Executive Committee of the Board of Directors of Mediware.  It is expected that each of the directors will continue to serve on the same Committees if each is re-elected as a director at the Annual Meeting.

The favorable vote of the holders of a plurality of the votes cast at the Annual Meeting by the holders of shares entitled to vote is required for the election of each director.  Unless otherwise directed, the proxies named in the accompanying form of proxy intend to vote FOR all of the nominees named below.  If any such nominee should not be available for election, the persons named as proxies may vote in their discretion for another nominee designated by the Board of Directors in such person’s place.

The information about the nominees and the present directors of Mediware, and their security ownership, has been furnished by them to Mediware.  There are no family relationships between any of the directors or nominees.

Certain information with respect to the three nominees is as follows:

Class II Directors
(Term Expires at the Annual Meeting Following the 2011 Fiscal Year)

Philip H. Coelho, age 67, rejoined Mediware as a director in May 2008, after previously serving from December 2001 until July 2006.  Since August 2009 Mr. Coelho has served as President and CEO of Synergenesis, Inc., which is a firm that develops devices and methods for the clinical use of cell therapy.  Mr. Coelho has also served as the President and CEO of PHC Medical, Inc. since May 2008.  From August 2007 through May 2008, Mr. Coelho served as the Chief Technology Architect of ThermoGenesis Corp.  From 1989 through July 30, 2007, he was Chairman and Chief Executive Officer of ThermoGenesis Corp. Mr. Coelho served as Vice President of Research & Development of ThermoGenesis from 1986 through 1989.  Mr. Coelho has been in the senior management of high technology consumer electronic or medical device companies for over 30 years.  He was President of Castleton Inc. from 1982 to 1986, and President of ESS Inc. from 1971 to 1982. Mr. Coelho currently also serves as a member of the Board of Directors of Catalyst Pharmaceuticals Partners, Inc. and Ampio Pharmaceuticals, Inc., where he serves as the Chairman of the Compensation Committee. Both Catalyst Pharmaceuticals Partners, Inc. and Ampio Pharmaceuticals, Inc. are publicly traded companies.   Mr. Coelho received a B.S. degree in thermodynamic and mechanical engineering from the University of California, Davis and has been awarded more than forty U.S. patents in the areas of cell cryopreservation, cryogenic robotics, cell selection, blood protein harvesting and surgical hemostasis.   Mr. Coelho serves as Chairman of the Compensation Committee and is a member of the Executive Committee.  Mr. Coelho’s qualifications to serve on the Company’s Board of Directors include his significant experience working with FDA regulated, technology products as well as his executive experience as the Chief Executive Officer of a publicly-traded company.

T. Kelly Mann, age 52, has been a director since September 4, 2007 when he joined Mediware as its President and Chief Executive Officer.  Mr. Mann has over 27 years of healthcare, technology and management experience.  Prior to joining Mediware, from March 2007 to September 2007, Mr. Mann served as the Senior Vice President of Marketing for 3M Corporation’s Health Information Systems, Inc.  Prior to that Mr. Mann served as the Division’s National Sales and Marketing Director from 2003 to 2007 and from 2001 to 2003, he was the Division’s Six Sigma Master Black Belt.  Mr. Mann’s qualifications to serve on the Board of Directors include his executive responsibilities and experience at the Company, as well as his 27 years of experience working in the healthcare technology industry.

Ira S. Nordlicht, age 62, has been a director since August 30, 2006.  Mr. Nordlicht has been a practicing attorney since 1972.  Mr. Nordlicht founded the law firm of Nordlicht & Hand in 1987 and has continued his practice at such firm to date.  Mr. Nordlicht was a partner at the law firm Holtzmann, Wise & Shepard from 1979 to 1987.  Mr. Nordlicht held a number of positions with the U.S. Senate Committee on Foreign Relations from 1975 to 1979.  From 1972 to 1975 Mr. Nordlicht was a Senior Trial Attorney at the Federal Trade Commission.  Mr. Nordlicht has served since 2000 as Chief Executive Officer, President and a director of Alfa Wassermann, Inc., a privately-held diagnostics and separations company, and is a director of affiliated companies of Alfa Wassermann, Inc. as well as of Advanced Resources International, Inc., a privately-held oil and gas consulting company.  Mr. Nordlicht received a B.A. degree in economics from Harpur College and a J.D. from New York University School of Law.  Mr. Nordlicht serves as the chairman of the Executive Committee. Mr. Nordlicht’s qualifications to serve on the Company’s Board of Directors include significant experience working with FDA regulated, technology products as well his executive experience as the Chief Executive Officer of a company that sells products in the healthcare industry and as legal counsel to both public and private companies.

Certain information as to continuing directors is as follows:

Class III Directors
(Term Expires at the Annual Meeting Following the 2012 Fiscal Year)

John Gorman, M.D., age 80, has been a director since 2000.  Dr. Gorman, Clinical Professor of Pathology at New York University School of Medicine, retired from his position of Director of the Blood Bank at New York University Medical Center which he held from 1981 to 1999.  Dr. Gorman also served as director of the Blood Bank at Columbia Presbyterian Medical Center.  In the 1960’s Dr. Gorman and his co-workers at Columbia developed Rh Immune Globulin (RhoGAM) for the prevention of Hemolytic Disease of the Newborn for which for he was awarded the Lasker Clinical Medical Research Award in 1980.  Dr. Gorman graduated from the University of Melbourne Medical School in 1953 and completed his residency in Anatomic and Clinical Pathology at Columbia Presbyterian Medical Center in 1960.  Dr. Gorman serves on the Audit Committee. Dr. Gorman’s qualifications to serve on the Company’s Board of Directors include his knowledge and understanding of hospital laboratories and blood banks, as well as his significant understanding of the Mediware software products and how those products address the needs of clinicians.

The Honorable Richard Greco, age 42, has been a director since September 4, 2007. Mr. Greco is president of Filangieri Capital Partners in New York City, a private equity partnership seeking long-term capital appreciation by investing in high growth private enterprises in Italy and emerging markets.  Mr. Greco served as the Assistant Secretary of the Navy (Financial Management and Comptroller) from 2004 to 2006, and brings expertise and experience in corporate finance and governance.  Prior to his confirmation by the Senate, Mr. Greco was a White House Fellow from 2002 to 2003 and also served as the acting Director of Private Sector Development for Iraq at the Coalition Provisional Authority Representative’s Office.  Prior to government service, Mr. Greco was a managing director of the corporate finance advisory firm of Stern Stewart & Co. where he specialized in EVA®-based corporate governance systems, performance measurement and management, incentive compensation, corporate valuation, and financial market research.  Mr. Greco’s qualifications to serve on the Company’s Board of Directors include his significant financial, corporate governance and performance management expertise.  In addition, Mr. Greco’s participation on other corporate boards of directors (including of publicly traded companies) facilitates his communications with other Board members as well as Mediware’s executives.

Class I Directors
(Term Expires at the Annual Meeting Following the 2013 Fiscal Year)

Lawrence Auriana, age 67, Chairman of the Board.  Mr. Auriana has been Chairman of the Board of Mediware since 1986 and a director since 1983.  He has been a Wall Street analyst, money manager and venture capitalist for over 20 years.  He is currently a director and Portfolio Co-Manager of Federated Kaufmann Fund.  He received a B.A. degree from Fordham University, studied at New York University Graduate School of Business, and is a senior member of The New York Society of Securities Analysts.  Mr. Auriana serves on the Executive Committee. Mr. Auriana’s qualifications to serve on the Company’s Board of Directors include his understanding of Mediware and its business developed over twenty-seven years of service on the Company’s Board of Directors and his significant financial understanding developed as a Wall Street analyst, money manager and venture capitalist.

Roger Clark, age 77, has been a director since 1983.  From 1980 to 1987, he held a series of managerial positions in the computer products area with Xerox Corporation.  In 1987, he became self-employed as a micro-computer consultant and programmer.  In June 1997, he acquired a half-ownership in a recruitment advertising agency named R & J Twiddy Advertising (since re-named Talcott and Clark Recruitment Advertising, Inc.), which was based in New Canaan, Connecticut.  Mr. Clark acquired full ownership on the death of his partner in late 2002 and sold the business in July 2003.  Mr. Clark is the author of seven books on micro-computing and is currently retired.  Mr. Clark serves on the Audit Committee and the Compensation Committee.   Mr. Clark’s qualifications to serve on the Company’s Board of Directors include his understanding of Mediware and its business developed over 28 years of service on the Board of Directors and his knowledge of software programming and the software industry

Robert F. Sanville, age 68, has been a director since November 2002.  Mr. Sanville has over 45 years of experience in public accounting.  He is a principal of Sanville & Company, an accounting firm based in Abington, Pennsylvania.  Prior to forming Sanville & Company, he was a partner for seventeen years in the Philadelphia accounting firm of Livingston, Montgomery & Sheldon.  Mr. Sanville has an extensive background in providing audit, tax and management advisory services to the securities and investment company industries.  Mr. Sanville is an arbitrator for the National Association of Securities Dealers, Inc., has served as the U.S. District Court appointed trustee in actions brought by the Securities and Exchange Commission, has served as an expert witness in securities litigation before the U.S. District Court and has served the Securities Investors Protection Corporation as an accountant for the appointed legal liquidator.  Mr. Sanville received a B.S. degree from Drexel University.  He is a member of the American and Pennsylvania Institutes of Certified Public Accountants.  Mr. Sanville serves as chairman of the Audit Committee and is a member of the Compensation Committee. Mr. Sanville’s qualifications to serve on the Company’s Board of Directors include his strong accounting and financial expertise developed as an auditor of public reporting companies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

PROPOSAL TWO

APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN

The Board of Directors has approved the Mediware Information Systems, Inc. 2011 Equity Incentive Plan (the “Plan”) and determined that the Plan should be submitted to Mediware’s shareholders for approval.  A summary of the material provisions of the Plan is set forth below.  A copy of the Plan is set forth as Appendix A.  If the Plan is adopted, no further awards will be made under the Mediware Information Systems, Inc. 2003 Equity Incentive Plan (the “2003 Plan”) and the Mediware Information Systems, Inc. 2001 Stock Option Plan (the “2001 Plan”).  (However, outstanding awards would continue unaffected.)  Unless otherwise directed, the proxies named in the accompanying form of proxy intend to vote FOR adoption of the Plan.

Purpose

The Board of Directors established a plan to promote Mediware’s long-term financial success, to attract, retain and reward persons who can and do contribute to the Company’s success, and to further align the participants’ interests with those of the Company’s shareholders.  The Plan will be administered by a committee selected by the board of directors, expected to be the Compensation Committee (the “Committee”), which will select award recipients from the eligible participants, determine the types of awards to be granted, the number of shares covered by the awards, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

General

The Plan incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the Committee with significant flexibility to appropriately address the requirements and limitations of recently applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the Plan and shareholder interests.

The maximum number of shares of the Company’s Common Stock that may be delivered to participants, or their beneficiaries, under the Plan is 2,000,000 shares, subject to permitted adjustments for certain corporate transactions and for forfeited shares.  To the extent that any shares of stock covered by an award (including stock awards) under the Plan, the 2003 Plan or the 2001 Plan, are forfeited or are not delivered for any reason, including because the award is forfeited, canceled, settled in cash or shares are withheld to satisfy tax withholding requirements, the shares would not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.  For stock appreciation rights, or SARs, that are settled in stock, only the actual shares delivered would be counted for purposes of these limitations.  If any option granted under the Plan is exercised by tendering shares of stock, only the number of shares of stock issued net of the shares of stock tendered shall be counted for purposes of these limitations.

If approved, the Plan will continue in effect until terminated by the board of directors, but no awards may be granted under the Plan after April 28, 2021 which is the ten-year anniversary of the date on which the Plan was adopted by the Board of Directors.  Any awards that are outstanding after the tenth anniversary of the effective date would remain subject to the terms of the Plan.

The following additional limits apply to awards under the Plan:

●
the maximum number of shares of stock that may be covered by options or SARs that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 400,000 shares;

●
the maximum number of shares of stock that may be covered by stock awards that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 200,000 shares; and

●
the maximum amount of cash incentive awards or cash-settled awards of stock intended to be “performance-based compensation” payable to any one participant with respect to any calendar year is $2,000,000.

The Committee may use shares of stock available under the Plan as the form of payment for grants or rights earned or due under any compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations or other equity incentive plan of Mediware or any subsidiary.

In the event of a corporate transaction involving the stock of the Company (such as stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization or merger), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect an award’s status as “performance-based compensation” under section 162(m) of the Internal Revenue Code.  However, the Committee may adjust awards, or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of the awards.

Except as provided by the board of the directors, awards granted under the Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Internal Revenue Code and ERISA.  The Committee has the discretion to permit the transfer of awards under the Plan but the transfers must be limited to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and made without consideration to the participant.

Eligibility

Selected employees and directors of, and service providers to, Mediware or its subsidiaries are eligible to become participants in the Plan, except that non-employees may not be granted incentive stock options.  As of June 30, 2011, Mediware had 292 full-time employees.  The Committee will determine the specific individuals who will be granted awards under the Plan and the type and amount of any such awards.

Options

The Committee may grant an incentive stock option or non-qualified stock option to purchase stock at a specified exercise price.  Each award must be pursuant to an award agreement setting forth the terms and conditions of the individual award.  Awards of stock options expire no later than 10 years from the date of grant (and no later than 5 years for incentive stock options granted to a 10% shareholder).

The exercise price for any option cannot be less than the fair market value of Common Stock on the date the option is granted.  In addition, the exercise price of an incentive stock option to a person that beneficially owns 10% or more of Common Stock at the time of grant, cannot be less than 110% of the fair market value of the stock on the date the option is granted.  The exercise price of an option may, however, be higher or lower than the fair market value for an option granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by Mediware or one of its subsidiaries.  The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as approved by the Company’s shareholders, as adjusted for corporate transactions described above, or in the case of options granted in replacement of existing awards granted under a predecessor plan.

Options awarded under the Plan will be exercisable in accordance with the terms established by the Committee.  Any incentive stock option granted under the Plan that fails to continue to qualify as an incentive stock option will be deemed to be a non-qualified stock option and the Committee may unilaterally modify any incentive stock option to disqualify it as an incentive stock option.  The full purchase price of each share of stock purchased upon the exercise of any option must be paid at the time of exercise of an option.  Except as otherwise determined by the Committee, the purchase price of an option may be paid in cash, by personal, certified or cashiers’ check, in shares of Common Stock (valued at fair market value as of the day of exercise) either via attestation or actual delivery, by net exercise, by other property deemed acceptable by the board or by irrevocably authorizing a third party to sell shares of Common Stock and remit a sufficient portion of the proceeds to Mediware to satisfy the exercise price (sometimes referred to as a “cashless exercise”), or in any combination of the foregoing methods deemed acceptable by the Committee.  In a net exercise, the person exercising the option does not pay any cash and the net number of shares of stock received will be equal in value to the number of shares of stock as to which the option is being exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is fair market value.

Stock Appreciation Rights

SARs entitle the participant to receive cash or stock equal in value to, or based on the value of, the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Committee.  Except as described below, the exercise price for an SAR may not be less than the fair market value of the stock on the date the SAR is granted.  However, the exercise price may be higher or lower than fair market value for a SAR granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by the Company or one of its subsidiaries, or for SARs granted under a predecessor plan.  SARs will be exercisable in accordance with the terms established by the Committee.

Stock Awards

A stock award is a grant of shares of Common Stock or a right to receive shares of Common Stock, an equivalent amount of cash or a combination thereof in the future.  Awards may include, but are not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Committee.  The specific performance measures, performance objectives or period of service requirements are set by the Committee in its discretion.

Cash Incentive Awards

A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or Common Stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the Committee.  The Committee may grant cash incentive awards (including the right to receive payment of cash or Common Stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of a participant’s performance objectives over a specified period established by the Committee.  The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.

Forfeiture

Unless specifically provided to the contrary in the applicable award agreement, if a participant’s service is terminated for cause, any outstanding award held by the participant will be forfeited immediately and the participant will have no further rights under the award.

$1 Million Limit

Section 162(m) of the Internal Revenue Code

A U.S. income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1 million paid to any of its four most highly compensated officers (including our chief executive officer).  However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit.  It is expected that, generally, options and SARs granted under the Plan will satisfy the requirements for “performance-based compensation.”  The Committee may designate whether any stock awards or cash incentive awards being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Internal Revenue Code.  Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures

The performance measures that may be used for such awards will be based on any one or more of the following Company, subsidiary, unit or division, or segment performance measures as selected by the board of directors of the Company:  earnings (such as earnings reported under generally accepted accounting principles (GAAP), earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, or earnings per share); financial return ratios (such as return on investment, return on invested capital, return on equity or return on assets); revenue, operating or net cash flows (such as earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, free cash flow, or cash from operations or total cash flow under GAAP); cash flow return on investment; total shareholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; book value; overhead; assets, asset quality level, charge offs, regulatory compliance, improvement of financial rating, achievement of balance sheet or income statement objectives, improvements in capital structure, profitability, profit margins, budget comparisons and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures.  The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award.  Additionally, in establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Change In Control

Unless otherwise provided in an award agreement or as set forth in an employee’s employment agreement, upon the occurrence of a change in control, all outstanding stock options and SARs held by a participant who is employed by, or providing services to, the Company or its subsidiaries at the time of such change in control will become fully exercisable and all stock awards or cash incentive awards shall be fully earned and vested.  For purposes of the Plan, a “change in control” is generally deemed to occur when (i) any person becomes the beneficial owner of fifty percent (50%) or more of the voting stock of the Company, except that the acquisition of such an interest by a benefit plan sponsored by the Company or a corporate restructuring in which another member of the Company’s controlled group acquires such an interest will not be a change in control for purposes of the Plan, (ii) a majority of the board members serving as of the Plan’s effective date, or whose election was approved by a vote of at least two-thirds (2/3) of the directors then in office, no longer serve as directors, (iii) the Company combines or merges with another Company and, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, fifty percent (50%) or less of the voting stock of the resulting Company, or (iv) shareholder approval of a complete liquidation or dissolution or an agreement for the disposition of all or substantially all of the assets of the Company.  In the event an award made under the Plan constitutes “deferred compensation” for purposes of Section 409A of the Internal Revenue Code, and the settlement or distribution of an award are triggered by a change in control, then such settlement or distribution will be subject to the event constituting the change in control also constituting a “change in the ownership” or “change in the effective control” of the Company, as permitted under Section 409A.

Amendment and Termination

The board of directors may at any time amend or terminate the Plan or any award granted under the Plan, but no amendment or termination may impair the rights of any participant without the participant’s written consent.  The board of directors may not amend the provision of the Plan to materially increase the original number of securities which may be issued under the Plan (other than as provided in the Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Plan without approval of shareholders.  Notwithstanding the foregoing, the board of directors may amend the Plan at any time, retroactively or otherwise, to insure that the Plan complies with current or future law without shareholder approval, and the board of directors may unilaterally amend the Plan and any outstanding award, without participant consent, in order to avoid the application of, or to comply with, Section 409A, and its applicable regulations and guidance.

Clawback Policy

All awards, amounts and benefits received under the Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy or any applicable law.

U.S. Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Plan.  The following discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Plan.  State and local tax consequences may also exist.

Non-Qualified Stock Options

The grant of a non-qualified option will not result in taxable income to the participant.  Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options

The grant of an incentive stock option will not result in taxable income to the participant.  The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.  For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain.  A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction.  If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain.  If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights

The grant of a SAR will not result in taxable income to the participant.  Upon exercise of a SAR, the fair market value of shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction.  Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards

A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes.  Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting.  Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

Cash Incentive Awards

A participant who has been granted a cash incentive award will not realize taxable income at the time of grant, provided that no cash is actually paid at the time of grant.  Upon the payment of any cash in satisfaction of the cash incentive award, the participant will realize ordinary income in an amount equal to the cash award received and the Company will be entitled to a corresponding deduction.

Withholding of Taxes

The Company may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.  The shares withheld from awards may only be used to satisfy the Company’s minimum statutory withholding obligation.

Change in Control

Any acceleration of the vesting or payment of awards under the Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a twenty percent (20%) excise tax and preclude deduction by the Company.

Equity Compensation Plan Information

The following sets forth information about our outstanding option awards under and additional securities that may be issued under the 2003 Plan and the 2001 Plan, as of September 30, 2011.  As previously noted, no further awards would be made under these plans if the Plan is adopted.  Outstanding awards would be unaffected.

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	806,000	$8.72	765,000

Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	806,000	$8.72	765,000

The number and types of awards to be made pursuant to the Plan is subject to the discretion of the Committee and is not determinable at this time.

Under applicable law, the adoption of the Plan requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. In tabulating the votes, broker non-votes on the adoption of the amendment will be disregarded and have no effect on the outcome of the vote. However, any other abstentions by shares present in person or represented by proxy at the Annual Meeting are effectively equivalent to votes against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected EisnerAmper LLP to serve as Mediware’s independent registered public accounting firm for the 2012 fiscal year.  EisnerAmper will audit Mediware’s consolidated financial statements for the 2012 fiscal year and perform other services.  While shareholder ratification is not required by Mediware’s By-Laws or otherwise, the Board of Directors, at the direction of the Audit Committee, is submitting the selection of EisnerAmper to the shareholders for ratification as part of good corporate governance practices.  If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain EisnerAmper.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm as the independent registered public accounting firm for Mediware for the year ending June 30, 2012 at any time during the year if it determines that such a change would be in the best interest of Mediware and its shareholders.

The favorable vote of the holders of a majority of the shares of common stock, represented in person or by proxy at the Annual Meeting, will be required for such ratification.  A representative of EisnerAmper will attend the Annual Meeting with the opportunity to make a statement if he or she desires to do so.  That representative will be available to respond to appropriate questions.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees billed by EisnerAmper LLP for professional services rendered for the audit of Mediware’s annual financial statements for the fiscal years ended June 30, 2011 and June 30, 2010, for the review of the financial statements included in Mediware’s Quarterly Reports on Form 10-Q for fiscal years 2011 and 2010 were $340,000 and $278,000, respectively.

Audit-Related Fees

EisnerAmper did not provide any audit-related services, as defined by the SEC, to Mediware in either of the fiscal years ended June 30, 2011 and June 30, 2010.

Tax Fees

The aggregate fees billed by EisnerAmper LLP for professional services rendered for income tax planning and compliance was $49,000 and $82,000 for fiscal years 2011 and 2010, respectively.

All Other Fees

There were no fees billed by EisnerAmper LLP for other professional services for the fiscal year ended June 30, 2011 and $5,000 for the fiscal year ended June 30, 2010.

Policy on Pre-approval of Independent Registered Public Accounting Firm Services

The charter of the Audit Committee provides for the pre-approval of all auditing services and all permitted non-auditing services to be performed for Mediware by the independent registered public accounting firm, subject to the requirements of applicable law.  The procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm include the Audit Committee reviewing audit-related services, tax services, and other services.  The Audit Committee periodically monitors the services rendered by the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee.  All the services described in Tax Fees, above, were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL THREE.

AUDIT COMMITTEE REPORT

Management is responsible for Mediware’s financial reporting process, including its internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States.  Mediware’s independent registered public accounting firm is responsible for auditing those financial statements and management’s assessment of Mediware’s internal control over financial reporting.  The Audit Committee’s responsibility is to monitor and review these processes.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements as well as management’s assessment of Mediware’s internal control over financial reporting.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statements on Auditing Standards Nos. 89 and 90.  In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Mediware and its management.  The Audit Committee has further determined that the independent registered public accounting firm has not provided non-audit services to Mediware, except for limited tax and acquisition services.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Mediware’s Annual Report on Form 10-K for the year ended June 30, 2011, filed with the SEC.

Audit Committee
Robert F. Sanville, Chairman
Roger Clark
John Gorman

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

To be included in the proxy statement for the next Annual Meeting of Shareholders, proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of Mediware must be received by Robert C. Weber, Secretary, Mediware Information Systems, Inc., 11711 West 79th Street, Lenexa, KS 66214, no later than June 23, 2012, and must satisfy the conditions established by the SEC for shareholder proposals to be included in the proxy statement relating to such meeting.  If a shareholder proposal is not included in the Company’s proxy statement, a shareholder may still present a proposal to Mediware’s shareholders if the shareholder satisfies the prerequisites in the Company’s By-laws.

Regardless of whether included in the Company’s proxy statement, in order for a shareholder to nominate a candidate for election as a director or to propose other business at the next Annual Meeting of Shareholders of Mediware, notice must be given in accordance with the By-Laws of the Company to the Secretary of the Company between July 5, 2012 and August 3, 2012. The fact that the Company may not insist upon compliance with the requirements contained in its By-Laws should not be construed as a waiver by the Company of its right to do so at any time in the future.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON DECEMBER 1, 2011

The SEC has adopted e-proxy rules that require companies to post their proxy materials on the internet and permit them to provide only a Notice of Internet Availability of Proxy Materials to shareholders. For this Proxy Statement, we have chosen to follow the SEC’s “full set” delivery option, and therefore, although we are posting a full set of our proxy materials (this Proxy Statement, Proxy Card, and Mediware’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011) online, we are also mailing a full set of our proxy materials to our shareholders by mail. This Proxy Statement for the Annual Meeting of Shareholders, Proxy Card and Mediware’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, are available at Mediware’s website http://www.mediware.com. We are mailing a full set of our printed proxy materials on or about October 21, 2011 to shareholders of record. On this date, all shareholders of record and beneficial owners will have the ability to access all of the proxy materials on the website referred to above. These proxy materials will be available free of charge.

MISCELLANEOUS

Officers and regular employees of Mediware, without extra compensation, may solicit the return of proxies by mail, telephone, telegram and personal interview.  Also, the Board of Directors may arrange for a proxy soliciting firm to solicit proxies at a cost estimated not to exceed $5,000 plus reasonable expenses.  Certain holders of record such as brokers, custodians and nominees are being requested to distribute proxy materials to beneficial owners and to obtain such beneficial owners’ instructions concerning the voting of proxies.

The cost of solicitation of proxies (including the cost of reimbursing banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy soliciting material to beneficial owners) will be paid by Mediware.

Mediware’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 is enclosed.  Mediware will furnish any exhibit to the Annual Report on Form 10-K upon written request of a shareholder.  Requests for these materials or for directions to be able to attend the Annual Meeting in person should be directed to Robert C. Weber, Secretary, Mediware Information Systems, Inc., 11711 West 79th Street, Lenexa, KS 66214.  The exhibits are also available free of charge on Mediware’s website http://www.mediware.com.

TRANSACTION OF OTHER BUSINESS

The Board of Directors of Mediware knows of no business that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement.  If any other matters are properly brought before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors Lawrence Auriana Chairman of the Board of Directors October 21, 2011

MEDIWARE INFORMATION SYSTEMS, INC.
11711 West 79th Street, Lenexa, KS 66214
(913) 307-1000

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 1, 2011

The undersigned appoints each of Robert C. Weber and T. Kelly Mann (each with full power to act without the other and each with full power to appoint his or her substitute) as the undersigned’s proxies to vote all shares of common stock, par value $.10, of the undersigned in Mediware Information Systems, Inc., a New York corporation (“Mediware”), which the undersigned would be entitled to vote at the Annual Meeting (the “Annual Meeting”) of the Shareholders of Mediware to be held on December 1, 2011, at 111 East 48th Street, New York, NY 10017 (InterContinental New York Barclay Hotel), 10:00 A.M., New York City time and at any adjournments or postponements thereof, the Annual Meeting.

The enclosed proxy is solicited by the Board of Directors of Mediware.  Further information regarding the matters to be acted upon at the Annual Meeting is contained in the enclosed Proxy Statement. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR ALL nominees identified in Item 1 and FOR Proposals 2 and 3. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of Mediware. The tabulator cannot vote your shares unless you sign and return this card.

(Continued and to be signed on reverse side.)

Annual Meeting of Shareholders
MEDIWARE INFORMATION SYSTEMS, INC.
December 1, 2011

Please mark your vote as shown in example using dark ink only.

1.	To elect three Class II directors to hold office for a three-year term:

Nominees:

  Phillip H. Coelho
  T. Kelly Mann
  Ira S. Nordlicht

FOR all nominees (except as indicated to the contrary below) ______

WITHHOLD AUTHORITY to vote for all nominees ______

(To withhold authority to vote for any individual nominee or nominees and vote for the other nominees, write the nominee’s or nominees’ name(s) in the space provided below.)

_____________________________________

2.	To adopt the 2011 Equity Incentive Plan.

FOR ___                 AGAINST ___                                ABSTAIN ___

3.	To ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of Mediware for the fiscal year ended June 30, 2012:

FOR ___                 AGAINST ___                                ABSTAIN ___

4.	In the discretion of the proxies, on such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on October 14, 2011 as the record date for the Annual Meeting.  Only holders of the common stock of record at that time are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

MANAGEMENT HOPES THAT YOU WILL ATTEND THE ANNUAL MEETING IN PERSON.  IN ANY EVENT, PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE RETURN POSTAGE-PAID ENVELOPE TO ASSURE THAT YOU ARE REPRESENTED AT THE ANNUAL MEETING.  SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING IN PERSON MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE RETURNED THE PROXY.

Signature(s):	Dated:

NOTE:      Please sign exactly as name(s) appear(s) above.  If joint account, all joint owners should sign.  When signing as attorney, trustee, administrator, executor, etc., state full title.

Appendix A

MEDIWARE INFORMATION SYSTEMS, INC.

2011 EQUITY INCENTIVE PLAN

Article 1
GENERAL

Section 1.1                      Purpose, Effective Date and Term.  The purpose of this Mediware Information Systems, Inc. 2011 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Mediware Information Systems, Inc., a New York corporation (the “Company”), and any Subsidiary by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s shareholders.  The “Effective Date” of the Plan is [date of unanimous written consent of Board adopting the revised Plan to be filled in as Effective Date], subject to approval of the Plan by the Company’s shareholders.  The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2                      Administration.  The authority to control and manage the operation of the Plan shall be vested in a committee of the Board (the “Committee”), in accordance with Section 5.1.

Section 1.3                      Participation.  Each employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards under the Plan shall be limited to employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an ISO) may be granted to an individual prior to the date on which he or she first performs services as an employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

Section 1.4                      Definitions.  Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

Article 2
AWARDS

Section 2.1                      General.  Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant.  Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.6, an award may be granted as an alternative to or replacement of an existing award under (i) the Plan; (ii) any other plan of the Company or any Subsidiary; (iii) any Prior Plan; or (iv) as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of awards that may be granted under the Plan include:

(a)           Stock Options.  A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b) or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be:  (i) granted after the ten-year anniversary of the earlier of the Effective Date or shareholder approval of the Plan; or (ii) granted to a non-employee.  Unless otherwise specifically provided by its terms, any option granted under the Plan shall be a non-qualified option.  Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

(b)           Stock Appreciation Rights.  A stock appreciation right (an “SAR”) is a right to receive, in cash, Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee.

(c)           Stock Awards.  A stock award is a grant of shares of Stock or a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future.  Such awards may include, but shall not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Committee.

(d)           Cash Incentive Awards.  A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or Stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the Committee.

Section 2.2                      Exercise of Options and SARs.  An option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.  In no event, however, shall an option or SAR expire later than ten (10) years after the date of its grant (five (5) years in the case of a 10% Shareholder with respect to an ISO).  The “Exercise Price” of each option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant in the case of a 10% Shareholder; further, provided, that, to the extent permitted under Code Section 409A, the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an employee, Director or service provider granted under a Prior Plan or by an acquired entity.  The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (a) by tendering, either actually or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) with respect to options, payment through a net exercise such that, without the payment of any funds, the Participant may exercise the option and receive the net number of shares of Stock equal in value to (i) the number of shares of Stock as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on such date as is determined by the Committee) less the Exercise Price, and the denominator of which is such Fair Market Value (the number of net shares of Stock to be received shall be rounded down to the nearest whole number of shares of Stock); (d) by personal, certified or cashiers’ check; (e) by other property deemed acceptable by the Committee; or (f) by any combination thereof.

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Section 2.3                      Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m).

(a)           Performance Measures.  Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; book value; overhead; assets, asset quality level, charge offs, regulatory compliance, improvement of financial rating, achievement of balance sheet or income statement objectives, improvements in capital structure, profitability, profit margins, budget comparisons and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures.  Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries, business units of the Company or a Subsidiary or a specific, or group of, product lines and may be measured relative to a peer group, an index or a business plan.

(b)           Partial Achievement.  The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement.  In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 3.3.

(c)           Extraordinary Items.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

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(d)           Adjustments.  Pursuant to this Section 2.3, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or any Subsidiary conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.4                      Dividends and Dividend Equivalents.  Any award under the Plan may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Stock subject to the award, which payments may be either made currently or credited to an account for the Participant, may be settled in cash or Stock and may be subject to restrictions similar to the underlying award.

Section 2.5                      Deferred Compensation.  If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.5 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.6                      Repricing of Awards.  Except for adjustments pursuant to Section 3.4 (relating to the adjustment of shares), and reductions of the Exercise Price approved by the Company’s shareholders, the Exercise Price for any outstanding option or SAR may not be decreased after the date of grant nor may an outstanding option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement option or SAR with a lower exercise price.

Section 2.7                      Forfeiture of Awards.  Unless specifically provided to the contrary in an Award Agreement, upon notification of Termination of Service for Cause, any outstanding award, whether vested or unvested, held by a Participant shall terminate immediately, the award shall be forfeited and the Participant shall have no further rights thereunder.

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Article 3
SHARES SUBJECT TO PLAN

Section 3.1                      Available Shares.  The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2                      Share Limitations.

(a)           Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries in the aggregate under the Plan shall be 2,000,000 shares of Stock (all of which may be granted as ISOs to the extent that such shares are granted under the Plan).  As of the date of shareholder approval, no further awards shall be granted pursuant to the Prior Plans.  The aggregate number of shares available for grant under this Plan (including the number that may be granted as ISOs and as awards other than options and SARs) and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)           Reuse of Shares.  To the extent any shares of Stock covered by an award (including stock awards), under the Plan are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited, canceled or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan and shall again become eligible for issuance under the Plan.  Any shares of Stock that are covered under the terms of a Prior Plan award which would otherwise become available for reuse under the terms of a Prior Plan shall instead become available for issuance under the Plan.  With respect to SARs that are settled in Stock, only actual shares delivered shall be counted for purposes of these limitations.  If the Exercise Price of any option granted under the Plan is satisfied by tendering shares of Stock to the Company (whether by actual delivery or by attestation and whether or not such surrendered shares were acquired pursuant to any award granted under the Plan), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for issuance under the Plan.

Section 3.3                      Limitations on Grants to Individuals.  With respect to awards, the following limitations shall be applicable:

(a)           Options and SARs.  The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be 400,000.  For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3(a).

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(b)           Stock Awards.  The maximum number of shares of Stock that may be subject to stock awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be 200,000.

(c)           Cash Incentive Awards and Stock Awards Settled in Cash.  The maximum dollar amount that may be payable to a Participant pursuant to cash incentive awards described under Section 2.1(d) or cash-settled stock awards under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be $2,000,000.

(d)           Dividend, Dividend Equivalents and Earnings.  For purposes of determining whether an award is intended to be qualified as performance-based compensation under the foregoing limitations of this Section 3.3, (i) the right to receive dividends and dividend equivalents with respect to any award which is not yet vested shall be treated as a separate award, and (ii) if the delivery of any shares or cash under an award is deferred, any earnings, including dividends and dividend equivalents, shall be disregarded.

(e)           Partial Performance.  Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4 hereof.

Section 3.4                      Corporate Transactions.  To the extent permitted under Section 409A, to the extent applicable, in the event of a corporate transaction involving the Company or the shares of Stock of the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), all outstanding awards under the Plan and the Prior Plans, the number of shares reserved for issuance under the Plan and the Prior Plans under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall automatically be adjusted to proportionately and uniformly reflect such transaction (but only to the extent that such adjustment will not affect the status of an award intended to qualify as “performance-based compensation” under Code Section 162(m), if applicable); provided, however, that the Committee may otherwise adjust awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the awards and the Plan.  Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the Exercise Price of outstanding options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, (A) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (B) cancellation of the award in return for cash payment of the current value of the award, determined as though the award were fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment shall be the excess of the value of the Stock subject to the option or SAR at the time of the transaction over the Exercise Price; provided, that no such payment shall be required in consideration of the award if the Exercise Price is greater than the value of the Stock at the time of such corporate transaction or event).

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Section 3.5                      Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

Article 4
CHANGE IN CONTROL

Section 4.1                      Consequence of a Change in Control.  Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or in the terms of any Award Agreement:

(a)           At the time of a Change in Control, all options and SARs then held by the Participant shall become fully exercisable immediately upon the Change in Control (subject to the expiration provisions otherwise applicable to the option or SAR).

(b)           At the time of a Change in Control, all stock awards described in Section 2.1(c) or cash incentive awards described in Section 2.1(d) shall be fully earned and vested immediately upon the Change in Control.

Section 4.2                      Definition of Change in Control.

For purposes of the Plan, “Change in Control” shall mean the first to occur of:

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(a)           the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of “beneficial ownership” (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of either the then outstanding Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following transactions shall not constitute a Change in Control: (A) an acquisition by the Company, (B) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) an acquisition by an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock, or (D) an acquisition by an entity pursuant to a Business Combination (as defined in subsection (c) of this Section 4.2) that satisfies clauses (A), (B) and (C) of such subsection;

(b)           the following individuals cease for any reason to constitute a majority of the Company’s Directors then serving: individuals who as of the date hereof constitute the Board (the “Initial Directors”) and any new Director (a “New Director”) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the Directors then in office who either are Initial Directors or New Directors; provided, however, that a Director whose initial assumption of office is in connection with an actual or threatened election contest (including but not limited to a consent solicitation) relating to the election of Directors of the Company shall not be considered a New Director;

(c)           a reorganization, merger or consolidation or a sale or disposition of all or substantially all of the Company’s assets (a “Business Combination”), other than a Business Combination in which (A) the voting securities of the Company outstanding immediately prior thereto and entitled to vote generally in the election of directors continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or parent outstanding immediately after such Business Combination and entitled to vote generally in the election of directors; (B) no “person” (as hereinabove defined), other than the Company, an employee benefit plan (or related trust) sponsored or maintained by the Company, or an entity resulting from such Business Combination, acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Initial Directors or New Directors at the time of the execution of the initial agreement, or action of the Board, providing for such Business Combination; or

(d)           the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

In the event that any award under the Plan constitutes Deferred Compensation, and the settlement of, or distribution of benefits under such award is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a “change in the ownership” or “change in the effective control” of the Company, as permitted under Code Section 409A.

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Article 5
COMMITTEE

Section 5.1                      Administration.  The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Article 5.  The Committee shall be selected by the Board, provided that the Committee shall consist of two (2) or more members of the Board, each of whom are both a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an “outside director” (within the meaning of Code Section 162(m)).  Subject to applicable stock exchange rules, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

Section 5.2                      Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a)           Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and any Subsidiary’s employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce or eliminate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b)             Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or awards, or may amend the Plan to provide for such grants or awards, without satisfying the requirements of Section 162(m) of the Code.

(c)           The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d)           The Committee will have the authority to define terms not otherwise defined herein.

(e)           Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(f)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and applicable state corporate law.

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Section 5.3                      Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either:  (i) not then “covered employees,” within the meaning of Code Section 162(m) and are not expected to be “covered employees” at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4                      Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and any Subsidiary shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and any Subsidiary as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5                      Expenses and Liabilities.  All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan or any Award Agreement shall be borne by the Company.  The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan.  The Company, and its officers and Directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

Article 6
AMENDMENT AND TERMINATION

Section 6.1                      General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s shareholders.

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Section 6.2                      Amendment to Conform to Law.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A).  By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any award granted under this Plan without further consideration or action.

Article 7
GENERAL TERMS

Section 7.1                      No Implied Rights.

(a)           No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c)           No Rights as a Shareholder.  Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2                      Transferability.  Except as otherwise provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.  The Committee shall have the discretion to permit the transfer of awards under the plan; provided, however, that such transfers shall be limited to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3                      Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

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Section 7.4                      Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock, stock options or other equity awards otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5                      Award Agreement.  Each award granted under the Plan shall be evidenced by an Award Agreement.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

Section 7.6                      Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7                      Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8                      Tax Withholding.  All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations.  Except as otherwise provided by the Committee, such withholding obligations may be satisfied:  (a) through cash payment by the Participant; (b) through the surrender of shares of Stock which the Participant already owns; or (c) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such shares under clause (c) may not be used to satisfy more than the Company’s minimum statutory withholding obligation.

Section 7.9                      Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

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Section 7.10                      Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11                      Indemnification.  To the fullest extent permitted by law, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12                      No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award.  The Committee shall determine whether cash, Stock or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13                      Governing Law.  The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law.

Section 7.14                      Benefits Under Other Plans.  Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15                      Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

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Section 7.16                      Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, or any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below:

Mediware Information Systems, Inc.
11711 West 79th Street
Lenexa, KS 66214
Fax: (913) 307-1111

Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)           in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.  In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider.  Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s senior human resource officer and Corporate Secretary.

Section 7.17                      Clawback Policy.  Any award, amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy, as it may be amended from time to time (the “Policy”) or any applicable law.  A Participant’s receipt of an award shall be deemed to constitute the Participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (i) the Policy or any similar policy established by the Company that may apply to the Participant and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy (as applicable to the Participant) or applicable law without further consideration or action.

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Article 8
DEFINED TERMS; CONSTRUCTION

Section 8.1                      In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)           “10% Shareholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)           “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan.  Such document is referred to as an agreement regardless of whether Participant signature is required.

(c)           “Board” means the Board of Directors of the Company.

(d)           If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (1) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or Subsidiary, or (2) willful violation of any law, rule or regulation in connection with the performance of a Participant’s duties (other than traffic violations or similar offenses), or (3) with respect to any employee of the Company or Subsidiary, commission of any act of moral turpitude or conviction of a felony, or (4) the willful or negligent failure of the Participant to perform his duties in any material respect.

(e)           “Change in Control” has the meaning ascribed to it in Section 4.2.

(f)           “Code” means the Internal Revenue Code of 1986, as amended, and   any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g)           “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

(h)           “Committee” means the Committee acting under Article 5.

(i)           “Director” means a member of the board of directors of the Company or a Subsidiary.

(j)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(k)           “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 2.2.

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(l)           “Fair Market Value” shall, on any date, mean the officially-quoted closing selling price of the shares on such date on the principal national securities exchange on which such shares are listed or admitted to trading (including the New York Stock Exchange, Nasdaq Stock Market, Inc. or such other market or exchange in which such prices are regularly quoted) or, if there have been no sales with respect to shares on such date, or if the shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Code Sections 422 and 409A.

(m)           “ISO” has the meaning ascribed to it in Section 2.1(a).

(n)           “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.

(o)           “Policy” has the meaning ascribed to it in Section 7.17.

(p)           “Prior Plans” means collectively the Mediware Information Systems, Inc. 2003 Equity Incentive Plan and the Mediware Information Systems, Inc. 2001 Stock Option Plan.

(q)           “Securities Act” means the Securities Act of 1933, as amended from time to time.

(r)           “SAR” has the meaning ascribed to it in Section 2.1(b).

(s)           “Stock” means the common stock of the Company, $.10 par value per share.

(t)           “Subsidiary” means any corporation, affiliate or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(u)           “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an employee of, or service provider to (which, for purposes of this definition, includes Directors), the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)           The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)           The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.

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(iii)           If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(iv)           A service provider whose services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or any Subsidiary (as determined by the Committee).

(v)           Unless otherwise provided by the Committee, an employee who ceases to be an employee, but becomes or remains a Director, or a Director who ceases to be a Director, but becomes or remains an employee, shall not be deemed to have incurred a Termination of Service.

(vi)           Notwithstanding the forgoing, in the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner not to be inconsistent with the definition of “Separation from Service” as defined under Code Section 409A.

(v)           “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2                      In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)           actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)           references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)           in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)           references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

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(e)           indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;

(f)           “including” means “including, but not limited to”;

(g)           all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)           all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)           the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)           any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)           all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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